iShares Trust and iShares U.S. ETF Trust

Supplement dated August 17, 2026

to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for

each of the iShares ESG Aware 80/20 Aggressive Allocation ETF (EAOA),

iShares ESG Aware 30/70 Conservative Allocation ETF (EAOK),

iShares ESG Aware 40/60 Moderate Allocation ETF (EAOM),

iShares ESG Aware 60/40 Balanced Allocation ETF (EAOR),

iShares Future Metaverse Tech and Communications ETF (IVRS),

iShares Interest Rate Hedged U.S. Aggregate Bond ETF (AGRH) and

iShares U.S. Consumer Focused ETF (IEDI)

(each, a “Fund”)

Each Fund has liquidated effective August 17, 2026. All references to each Fund in its respective Prospectus and SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-FC-0826

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE